UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2010

First National Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

102 E. Drinker St., Dunmore, PA, 18512

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  570.346.7667

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant

(a) Dismissal of Prior Accountants

(i)            On October 27, 2010, the Audit Committee of the Board of Directors of First National Community Bancorp, Inc. (the “Company”) dismissed Demetrius & Company, L.L.C. (“Demetrius”), as the Company’s independent public accountant.

(ii)           The reports of Demetrius on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2009 and December 31, 2008, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)          During the years ended December 31, 2009 and 2008, and in connection with the audit of the Company’s financial statements for such periods, and for the period from January 1, 2010 to October 27, 2010, there were no disagreements between the Company and Demetrius on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Demetrius, would have caused Demetrius to make reference to such matter in connection with its audit reports on the Company’s financial statements.

(iv)          During the two fiscal year period ended December 31, 2009, and from January 1, 2010 to October 27, 2010, there were no reportable events as such term is used in Item 304(a)(v) of Regulation SK.

(v)           The change in independent public accountants was approved by the Audit Committee of the Board of Directors.

(vi)          The Company has requested that Demetrius furnish it with a letter addressed to the SEC stating whether or not Demetrius agrees with the above statements. A copy of this letter is included as Exhibit 16 to this Form 8-K.

Item 4.02.             Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 27, 2010, the Audit Committee of the Board of Directors of the Company, upon the recommendation of current management of the Company, concluded that the Company’s financial statements for the year ended December 31, 2009 and the quarters ended March 31, 2010 and June 30, 2010, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010, should no longer be relied upon. This conclusion is based upon current management’s review of the Company’s financial statements and periodic reports in connection with responses to comment letters received from the staff of the Division of Corporation Finance of the Securities and Exchange Commission (“Staff”). Earnings releases and similar communications containing financial information derived from the designated financial statements should also no longer be relied upon.

In connection with responses to Staff comments, current management, including Gerard  Champi, the Company’s Interim President and Chief Executive Officer, appointed in March 2010, Edward Lipkus, the Company’s Chief Financial Officer, appointed in September 2010 and David Keim, the Company’s Chief Credit Officer, appointed in August 2010, reviewed previously filed responses, periodic reports and financial statements, and determined that such filings may contain errors related to the Company’s accounting for, and timing of charges related to, other-than-temporary impairment of the Company’s collateralized debt obligations; and the determination of the Company’s provision and allowance for loan losses and reserve for unfunded commitments, which might have an impact on the previously filed financial statements. Any changes in the amount or timing of these items would impact the amount of, and the timing of recognition of, a valuation allowance related to, the Company’s deferred tax assets as reported in each of the designated periods.  The Company immediately consulted and retained experienced securities and regulatory legal counsel, and an independent accounting consultant, with national reputations, who were not involved in the preparation, review or audit of the Company’s prior reports and responses, to assist it in reviewing the indicated financial statements and determining whether errors may exist in these or other areas and the extent and impact of any such errors.

Based upon the preliminary results of such review into the impact of potential errors on the Company’s other than temporary impairment and reserve related issues, the Company expects that it will restate the financial statements for the year ended December 31, 2009 and the periods ended March 31, 2010 and June 30, 2010, and amend its Annual Report on Form 10-K for the year ended December 31, 2009 and the Quarterly Reports on Form 10-Q for the periods ended March 31, 2010 and June 30, 2010.  The Company’s wholly owned subsidiary bank, First National Community Bank, would amend its call reports filed with federal regulators in a manner consistent with any such restatement.  Such amendments would be filed as soon as practicable after the Company has finalized the extent and impact of any errors.  The Company expects that any amendments or restatements would be delayed pending the retention of a new registered independent public accounting firm and that firm’s input.  The Company expects that the continuing review of prior financial statements will result in it filing its Form 10-Q for the period ended September 30, 2010 late.

The independent accounting consultants assisting the Company in this review are also assisting the Company in a comprehensive review of the Company’s disclosure controls and procedures and internal controls over financial reporting.  The Company expects that it will determine that the Company’s disclosure controls and procedures and internal controls over financial reporting have been ineffective and have significant deficiencies and/or material weaknesses, either individually or in the aggregate.  The Company will restate, prior disclosures regarding the adequacy of internal controls over financial reporting and disclosure controls and procedures, as appropriate, based on the final results of its review.

Management of the Company has discussed these matters with Demetrius & Company, L.L.C., the Company’s external auditors during all relevant periods, prior to the filing of this disclosure.

Forward Looking Statements.  The disclosure provided in this Item 4.02 contains forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended, including statements of expectations as to the results of the Company’s continuing investigation into previously filed financial and other information, including information related to other-than-temporary impairment and reserve analyses, and assessments of controls.  In some cases, forward looking statements can be identified by use of such words as “may,” “will,” “anticipate,” “believes,” “expects,” “potential” and similar words or phrases. These statements are based upon currently available and anticipated information regarding these matters and may change as a result of further review and investigation.  Because of these uncertainties on which this discussion and the forward looking statements are based, the actual results of such review and the impact on the Company’s financial condition may differ from the Company’s current expectations. Readers are cautioned against placing undue reliance on any such forward looking statement.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

(16) Letter of Demetrius & Company, LLC pursuant to Item 304(a)(3) of Regulation SK

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL COMMUNITY BANK

	By:	/s/ Gerard A. Champi
Gerard A. Champi, Interim President and Chief Executive Officer

	By:	/s/ Edward J. Lipkus
Edward J. Lipkus, Executive Vice President and Chief Financial Officer

Dated: October 28, 2010